UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report:        August 11, 2005

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number         0-7903

DELAWARE	36-2675371
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

35 EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:     (312) 467-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR   240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

Item 7.01               Regulation FD Disclosures.

                On August 11, 2005, the Registrant issued a press release announcing its financial results for its fourth quarter and year ended June 30, 2005.

                In its conference call concerning those results, management disclosed certain information about the fourth quarter of fiscal 2005, the fiscal year ended June 20, 2005 and the budget for fiscal 2006, which may be considered important to certain stockholders.

                Management disclosed certain information regarding segment and business unit results for the fourth quarter of 2005. The Protect and Direct segment recorded approximately $5.2 million in operating profit on $21.5 million of sales, representing an operating margin of approximately 24%. The Inform segment recorded an operating loss of approximately $700,000 on $18.5 million of sales, representing a negative operating margin of approximately 4%. Within the Inform segment, the product lines representing weather, traffic sensing, and highway advisory radio products and systems recorded approximately $700,000 in operating profit on $6.7 million of sales, representing an operating margin of approximately 10%. Also within the Inform segment, the product lines of the traffic control businesses comprised of Peek Traffic Corporation and U.S. Traffic Corporation, or collectively Quixote Traffic Corporation (QTC), recorded an operating loss of approximately $1.4 million on $11.8 million of sales, representing a negative operating margin of approximately 12%. Unallocated corporate expenses were approximately $1.9 million.

                Management also disclosed certain information regarding segment and business unit results for fiscal year 2005. The Protect and Direct segment recorded approximately $13.7 million in operating profit on $73.6 million of sales, representing an operating margin of approximately 19%. The Inform segment recorded an operating loss of approximately $4.6 million on $72.8 million of sales, representing a negative operating margin of approximately 6%. Within the Inform segment, the product lines representing weather, traffic sensing, and highway advisory radio products and systems recorded approximately $1.2 million in operating profit on $21.2 million of sales, representing an operating margin of approximately 6%. Also within the Inform segment, the QTC product lines recorded an operating loss of approximately $5.7 million on $51.6 million of sales, representing a negative operating margin of approximately 11%. Unallocated corporate expenses were approximately $8.1 million. In addition, international sales for fiscal 2005 were approximately $18 million, an increase of approximately 25% over the prior year.

                Management also disclosed certain information relating to QTC, its traffic control businesses. QTC uses a “pipeline report’ to track sales opportunities which QTC believes it has at least a 50% chance of being awarded. The amount of this pipeline report is currently approximately $60 million, of which approximately $20-22 million relates to one opportunity. The budgeted QTC operating profit for fiscal 2006 is slightly positive. However, in order to achieve this target, management believes that at least an additional $10 million in sales above fiscal 2005 is necessary. There can be no assurance that QTC will win the projects included in the pipeline report, or that such projects will result in a positive gross margin, or that QTC will achieve their plan for fiscal 2006. Given the seasonality of its business, management remains cautious regarding the budget for fiscal 2006.

                For fiscal 2006, management estimates depreciation and amortization to be approximately $6 million. Capital expenditures are budgeted at approximately $4 million for fiscal 2006 and interest expense is estimated to be $4 million. Management also anticipates the expense impact of the adoption of FAS 123R,”Shared-Based payment” related to the expensing of stock options, for fiscal 2006 to be approximately $1 million dollars, or $0.10 per diluted share. In addition, management’s initial estimate of the effective income tax rate is approximately 40%. However, management is currently evaluating the impact of the adoption of FAS 123R and the effective income tax rate may increase.

                The conference call was recorded and is available for replay through Thursday, August 18, 2005 at 12AM. To access the replay, please call (706) 645-9291 and enter passcode 8376100; the recorded web cast will also be available at “www.quixotecorp.com”.

                This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the Registrant’s expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts. Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report. Forward-looking statements are subject to numerous risks, uncertainties and assumptions about the Registrant and its business. These risks and uncertainties are discussed in the Registrant’s annual report on Form 10-K for the year ended June 30, 2004 and subsequent quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Registrant does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For those statements, the Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

                The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits.

The following Exhibit is included herein:

(c)           Exhibits

                99            Press Release issued by Quixote Corporation, dated August 11, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION
DATE:	August 11, 2005	/s/ Daniel P. Gorey
DANIEL P. GOREY
Vice President, Chief Financial
Officer and Treasurer
(Chief Financial & Accounting
Officer)